UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2016

Kaya Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-177532	90-0898007
(Commission File Number)	(IRS Employer Identification No.)

305 S. Andrews Avenue, Suite 209, Fort Lauderdale, Florida 33301

 (Address of principal executive offices and zip code)

(954) 534-7895
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “KAYS,” “the Company,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Item 402(a) Non-Reliance on Previously Issued Financial Statements.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”), the Company determined that certain of KAYS’ outstanding convertible debt instruments contain conversion price protection clauses that create derivative liabilities. These derivative liabilities were not reflected in the Company’s unaudited condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q (the “Form 10-Q Financials”) for the periods ended March 31, June 30 and September 30, 2015.

Additionally, management of the Company conducted analysis of the Company’s convertible notes with fixed conversion price issued and audited in 2014 and found that the impact of derivative liabilities on our 2014 convertible notes due to tainting issue were not properly recorded in the financial statements.

The Company accounted for these Notes under ASC Topic 815-15 “Embedded Derivative.”  The derivative component of the obligation are initially valued and classified as a derivative liability with an offset to discounts on convertible debt. Discounts have being amortized to interest expense over the respective term of the related note. In determining the indicated value of the convertible note issued, the Company used the Black Scholes Option Model.

Our restated financial statements for the year ended December 31, 2014 reflecting these changes have been included in our 2015 Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2016 (see Footnote 6 for more details). However, the board of directors KAYS has determined that the Form 10-Q Financials contained in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 filed with the SEC should not be relied upon. The Company is working diligently to and plans to file restated financial information for the periods covered by the Form 10-Q Financials as soon as practicable. These adjustments had no effect on our revenues or our operating expenses. Management believes that this is non-cash book entry is not indicative in any way as to the health of the company.

We have discussed the matters disclosed in this Report with L&L CPAS, PA, our independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYA HOLDINGS, INC.

Date: May 27, 2016	By:	/s/ Craig Frank
Craig Frank, President and Chief Executive Officer